                                                              CUSIPS 45323G AA 7
                                                                     45323G AB 5

                             LETTER OF TRANSMITTAL

           TO TENDER 6% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2006
                                       OF

                                  INACOM CORP

                  PURSUANT TO THE NOTICE AND OFFER TO PURCHASE
                              DATED MARCH 19, 1999

--------------------------------------------------------------------------------
    SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE,
   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
   TIME, ON APRIL 19, 1999, UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE
   OR THE LATEST EXTENSION THEREOF, IF EXTENDED, THE "EXPIRATION DATE"). DEBENTURES TENDERED IN THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                  BY COURIER:
                            Norwest Bank Minnesota,
                              National Association
                           Corporate Trust Operations
                                 P. O. Box 1517
                           Minneapolis, MN 55480-1517

                              BY REGISTERED MAIL:
                            Norwest Bank Minnesota,
                              National Association
                           Corporate Trust Operations
                                 Norwest Center
                              Sixth and Marquette
                           Minneapolis, MN 55479-0113

                                    BY HAND:
                            Norwest Bank Minnesota,
                              National Association
                              Northstar East Bldg.
                                608 2nd Ave. S.
                                   12th Floor
                            Corporate Trust Services
                           Minneapolis, MN 55479-0113

                          BY FACSIMILE: (612) 667-4927
                      CONFIRM BY TELEPHONE: (612) 667-9764

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

    THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER TO PURCHASE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    By execution hereof, the undersigned acknowledges receipt of the Notice and Offer to Purchase, dated March 19, 1999 (as the same may be amended from time to time, the "Offer to Purchase"), of InaCom Corp. ("InaCom") and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), which together constitute InaCom's offer to purchase (the "Offer") any and all of the outstanding 6% Convertible Subordinated Debentures due 2006 of InaCom (the "Debentures"), upon the terms and subject to the conditions set forth in the Offer to Purchase.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE DEBENTURES TO BE PURCHASED PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR DEBENTURES TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

    This Letter of Transmittal is to be used by holders of the Debentures if certificates representing Debentures are to be physically delivered to the Depositary herewith by holders of Debentures. This Letter of Transmittal is also being supplied for informational purposes only to persons who hold

Debentures in book-entry form through the facilities of The Depositary Trust Company ("DTC"). Tender of Debentures held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Debentures--Tendering Debentures--Debentures Held Through DTC" in the Offer to Purchase.

    In order to properly complete this Letter of Transmittal, a holder of Debentures must (a) complete the box entitled "Description of Debentures Tendered;" (b) if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance of Payment Instructions and Special Delivery Instructions; (c) sign the Letter of Transmittal; and (d) complete Substitute Form W-9. Each holder of Debentures should carefully read the detailed Instructions contained herein prior to completing this Letter of Transmittal.

    If holders desire to tender Debentures pursuant to the Offer and (a) certificates representing such holder's Debentures are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing such Debentures or other required documents to reach the Depositary prior to the Expiration Date, or (b) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holders may effect a tender of such Debentures in accordance with the guaranteed delivery procedures described under "Procedure for Tendering Debentures--Guaranteed Delivery Procedures" in the Offer to Purchase. See Instruction 1 below.

    All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer to Purchase.

    Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary. See Instruction 9 below.

    THE OFFER IS NOT BEING MADE (NOR WILL TENDERS OF DEBENTURES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

    List below the Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

 -------------------------------------------------------------------------------------------
                             DESCRIPTION OF DEBENTURES TENDERED
 -------------------------------------------------------------------------------------------
                                                                 AGGREGATE       AGGREGATE
           NAME(S) AND ADDRESS(ES)                               PRINCIPAL       PRINCIPAL
           OF REGISTERED HOLDER(S)              CERTIFICATE        AMOUNT          AMOUNT
         (PLEASE FILL IN, IF BLANK)               NUMBER*       REPRESENTED      TENDERED**
---------------------------------------------------------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------
    TOTAL PRINCIPAL AMOUNT OF DEBENTURES:
                      $

---------------------------------------------------------------------------------------------

 * Need not be completed by holders tendering by book-entry transfer (see below).

** Unless otherwise indicated in the column labeled "Aggregate Principal Amount Tendered" and subject to the terms and conditions of the Offer to Purchase, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Debentures indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 2.

--------------------------------------------------------------------------------

   / /  CHECK HERE IF TENDERED DEBENTURES ARE ENCLOSED HEREWITH

   / / CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER (INCLUDING THROUGH ATOP) TO THE DEPOSITARY'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:____________________________________________

   DTC Account Number:_______________________________________________________

   Date Tendered:______________________________________________________, 1999

   Transaction Code Number:__________________________________________________

   / / CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Notes Holder(s):____________________________________

   Window Ticket Number (if any):____________________________________________

   Date of Execution of Notice of Guaranteed Delivery:_______________________

   Name of Eligible Institution that Guaranteed Delivery:____________________

   If delivery is by book-entry transfer, complete the following:

   DTC Account Number:_______________________________________________________

   Date Sent:________________________________________________________________
   --------------------------------------------------------------------------

   ------------------------------------------------------------

                              SPECIAL ISSUANCE OR
                              PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 2 THROUGH 6)

       To be completed ONLY if certificates for Debentures representing principal amount not tendered or not purchased and/or the check for the purchase price for principal amount of Debentures purchased are to be issued to the order of someone other than the registered holder(s) of the Debentures or the name of the registered holder(s) of the Debentures needs to be corrected or changed.

   Issue:  / /  Debentures
         / /  Checks
         (Complete as applicable)

   Name _____________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
                                 (PLEASE PRINT)
   __________________________________________________________________________
   __________________________________________________________________________
                                                                   (ZIP CODE)
   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

------------------------------------------------------
------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2 THROUGH 6)

      To be completed ONLY if certificates for Debentures representing principal amount not tendered and/or the check for the purchase price for principal amount of Debentures purchased are to be sent to an address different from that shown in the box entitled "Description of Debentures Tendered" within this Letter of Transmittal.

  Issue:  / /  Debentures
         / /  Checks
         (Complete as applicable)

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________

   __________________________________________________________________________
                                                                   (ZIP CODE)

   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

-----------------------------------------------------

             HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR DEBENTURES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to InaCom the principal amount of Debentures indicated above.

    Subject to and effective upon the acceptance for purchase of and payment for Debentures tendered hereby, by executing and delivering a Letter of Transmittal, a tendering holder of Debentures (a) irrevocably sells, assigns and transfers to InaCom, all right, title and interest in and to all the Debentures tendered hereby, (b) waives any and all rights with respect to the Debentures (including without limitation any existing or past defaults and their consequences in respect of the Debentures and the Indenture under which the Debentures were issued), (c) releases and discharges InaCom from any and all claims such holder may have now, or may have in the future arising out of, or related to, the Debentures including without limitation any claims that such holder is entitled to receive additional principal or interest payments with respect to the Debentures or to participate in any redemption or defeasance of the Debentures and (d) irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of such holder with respect to any such tendered Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(1) deliver certificates representing such Debentures, or transfer ownership of such Debentures, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to InaCom,
(2) present such Debentures for transfer on the relevant security register and
(3) receive all benefits or otherwise exercise all rights of beneficial ownership of such Debentures (except that the Depositary will have no rights to, or control over, funds from InaCom, except as agent for InaCom, for the purchase price for any tendered Debentures that are purchased by InaCom), all in accordance with the terms of the Offer.

    The undersigned understands that tenders of Debentures may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Date. See Instruction 1.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED (A) OWNS THE DEBENTURES TENDERED AND IS ENTITLED TO TENDER SUCH DEBENTURES AND (B) HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE DEBENTURES TENDERED HEREBY AND THAT WHEN SUCH DEBENTURES ARE ACCEPTED FOR PURCHASE AND PAYMENT BY INACOM, INACOM WILL ACQUIRE GOOD TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM OR RIGHT. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE DEPOSITARY OR INACOM TO BE NECESSARY OR DESIRABLE TO COMPLETE THE SALE, ASSIGNMENT AND TRANSFER OF THE DEBENTURES TENDERED HEREBY.

    For the purposes of the Offer, the undersigned understands that InaCom will be deemed to have accepted for purchase validly tendered Debentures (or defectively tendered Debentures with respect to which InaCom has waived such defect) only if, as and when InaCom gives oral or written notice thereof to the Depositary. Payment for Debentures purchased pursuant to the Offer will be made by deposit of the purchase price for such Debentures with the Depositary, which will act as agent for tendering holders for the purpose of receiving payments from InaCom and transmitting such payments to such holders.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    The undersigned understands that valid tender of Debentures pursuant to any one of the procedures described under "Procedures for Tendering Debentures" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and InaCom upon the terms and subject to the conditions of the Offer, including the undersigned's waiver of any existing defaults and their consequences in respect of the Debentures and the Indenture (including, without limitation, a default in the payment of interest).

    The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk of loss of the Debentures does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to InaCom. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Debentures pursuant to the procedures described in the Offer to Purchase and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by InaCom, in its sole discretion, which determination shall be final and binding on all parties.

    Unless otherwise indicated herein under "Special Issuance or Payment Instructions," the undersigned hereby requests that any Debentures representing principal amounts not tendered be issued in the name(s) of the undersigned, and checks constituting payments for Debentures purchased in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Debentures representing principal amounts not tendered and checks constituting payments for Debentures to be purchased in connection with the Offer be delivered to the undersigned at the address(es) shown herein. In the event that the "Special Issuance or Payment Instructions" box or the "Special Delivery Instructions" box, or both, are completed, the undersigned hereby requests that any Debentures representing principal amounts not tendered be issued in the name(s) of, certificates for such Debentures be delivered to, and checks constituting payments for Debentures purchased in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that InaCom has no obligation pursuant to the "Special Issuance or Payment Instructions" box to transfer any Debenture from the name of the registered holder(s) thereof if InaCom does not accept for purchase any of the principal amount of such Debentures so tendered.

--------------------------------------------------------------------------------

                               PLEASE SIGN BELOW
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                  DEBENTURES REGARDLESS OF WHETHER DEBENTURES
                    ARE BEING PHYSICALLY DELIVERED HEREWITH)

    This Letter of Transmittal must be signed by the registered holder(s) of Debentures exactly as his (their) name(s) appear(s) on certificate(s) for Debentures or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to InaCom of such person's authority to so act. See Instruction 3 below.

    If the signature appearing below is not of the registered holder(s) of the Debentures, then the registered holder(s) must sign a valid power of attorney.

  ____________________________________________________________________________

  ____________________________________________________________________________
              (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

  Date: ___________________, 1999

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: (   )__________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
           SIGNATURE GUARANTEE (IF REQUIRED--SEE INSTRUCTION 3 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

  ____________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

   __________________________________________________________________________
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                 (INCLUDING AREA CODE) OF ELIGIBLE INSTITUTION)

   __________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                 (PRINTED NAME)

   __________________________________________________________________________
                                    (TITLE)

  Date: ___________________, 1999
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. PROCEDURES FOR TENDERING DEBENTURES; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. To tender the Debentures in the Offer, certificates representing such Debentures, together with a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. The method of delivery of this Letter of Transmittal, certificates for Debentures and all other required documents to the Depositary is at the election and risk of holders. If such delivery is to be made by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND DEBENTURES SHOULD BE SENT ONLY TO THE DEPOSITARY, AND NOT TO INACOM.

    This Letter of Transmittal is also being supplied for informational purposes only to persons who hold Debentures in book-entry form through the facilities of DTC. Tender of Debentures held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Debentures-- Tendering Debentures--Debentures Held Through DTC" in the Offer to Purchase.

    Except as provided herein for the book-entry or guaranteed delivery procedures, unless the Debentures being tendered are deposited with the Depositary on or prior to the Expiration Date (accompanied by the appropriate, properly completed and duly executed Letter of Transmittal and any required signature guarantees and other documents required by this Letter of Transmittal), InaCom may, in its sole discretion, reject such tender. Payment for Debentures will be made only against deposit of tendered Debentures.

    By executing this Letter of Transmittal (or a facsimile thereof), a tendering holder waives any right to receive any notice of the acceptance for payment of tendered Debentures.

    For a full description of the procedures for tendering Debentures, see "Procedures for Tendering Debentures--Tendering Debentures" in the Offer to Purchase.

    If a holder desires to tender Debentures pursuant to the Offer and (a) certificates representing such holder's Debentures are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing Debentures or other required documents to reach the Depositary on or prior to the Expiration Date or (b) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such holder may effect a tender of such Debentures in accordance with the guaranteed delivery procedures described under "Procedures for Tendering Debentures--Guaranteed Delivery Procedures" in the Offer to Purchase.

    Tenders of Debentures may be withdrawn at any time prior to the Expiration Date pursuant to the procedures described under "Procedures For Tending Debentures--Withdrawal Rights" in the Offer to Purchase.

    2. PARTIAL TENDERS. Tenders of Debentures pursuant to the Offer will be accepted only in principal amount equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Debentures evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Debentures Tendered" herein. The entire principal amount represented by the certificates for all Debentures delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Debentures is not tendered, certificates for the principal amount of Debentures not tendered will be sent to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Debentures are accepted for purchase.

    3.  SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT:
GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the fact of the certificate(s) without alteration, enlargement or any change whatsoever.

    IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF DEBENTURES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

    If any of the Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

    If this Letter of Transmittal is signed by the holder, and the certificates for any principal amount of Debentures not tendered for purchase are to be issued (or if any principal amount of Debentures that is not tendered for purchase is to be reissued or returned) to the holder, and checks constituting payments for Debentures to be purchased in connection with the Offer are to be issued to the order of the holder, then the holder need not endorse any certificates for tendered Debentures nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the holder), the holder must either properly endorse the certificates for Debentures tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Debentures), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

    If this Letter of Transmittal or any certificates representing Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to InaCom of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on certificates for Debentures and signatures on bond powers provided in accordance with this Instruction 3 by registered holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

    No signature guarantee is required if: (a) this Letter of Transmittal is signed by the registered holder(s) of Debentures tendered herewith and the payments for the Debentures to be purchased are to be made, or any Debentures for principal amounts not tendered for purchase are to be issued, directly to such registered holder(s) and neither the "Special Issuance or Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed; or (b) such Debentures are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Debentures must be guaranteed by an Eligible Institution.

    4.  SPECIAL ISSUANCE OR PAYMENT AND SPECIAL DELIVERY
INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which certificates representing Debentures for principal amounts not tendered or not accepted for purchase or checks constituting payments for Debentures purchased in connection with the Offer are to be issued or sent, if different from the name and address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not tendered or not accepted for purchase will be returned to the holder of the Debentures tendered.

    5. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Each tendering holder is required to provide the Depositary with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to 31% federal income tax backup withholding on the payments made to the holder or other payee with respect to Debentures purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% from all such payments with respect to the Debentures to be purchased until a TIN is provided to the Depositary.

    6. TRANSFER TAXES. InaCom will pay all transfer taxes, if any, payable on the purchase and transfer of Debentures purchased pursuant to the Offer, except in the case of deliveries of certificates for Debentures for principal amounts not tendered for payment that are to be registered or issued in the name of any person other than the holder of Debentures tendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

    7. IRREGULARITIES. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any tenders of Debentures pursuant to the procedures described in the Offer to Purchase and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by InaCom, in its sole discretion, which determination shall be final and binding on all parties. InaCom reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. InaCom also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Debentures. InaCom's interpretations of the terms and conditions of the Offer (including without limitation the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as InaCom shall determine. None of InaCom, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such Debentures shall not be deemed to have been made until such irregularities have been cured or waived. Any Debentures received by the Depositary that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering holders, unless such holders have otherwise provided herein, as promptly as practical following the Expiration Date.

    8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR DEBENTURES. Any holder of Debentures whose certificates for Debentures have been mutilated, lost, stolen or destroyed should contact the Depositary at the address indicated above for further instructions.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Debentures and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Offer may be obtained from the Depositary, whose address and telephone number appears herein.

                             IMPORTANT INFORMATION

    Under federal income tax laws, a holder whose tendered Debentures are accepted for payment is required by law to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Debentures purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

    Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to Debentures purchased pursuant to the Offer, the holder is required to provide the Depositary with either: (a) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or
(2) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (b) an adequate basis for exemption.

NUMBER TO GIVE THE DEPOSITARY

    The holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Debentures. If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" included herein for additional guidelines on which number to report.

                 PAYER'S NAME: NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN    ------------------------
Form W-9                     IN THE BOX AT RIGHT AND CERTIFY    Social Security Number(s)
                             BY SIGNING AND DATING BELOW.       OR
                                                                --------------------------
                                                                Employer Identification
                                                                Number
Department of the Treasury   PART 2--Certification--Under penalty of perjury, I certify that:
Internal Revenue Service     (1) The number shown on this form is my correct Taxpayer
                             Identification Number (or I am waiting for a number to be issued to me), and
                             (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all
                                 interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
Payer's Request for          PART 3--AWAITING TIN / /
Taxpayer Identification
Number ("TIN")
                             PART 4--EXEMPT TIN / /

CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 above.

       SIGNATURE: ------------------------------------------------ DATE: ------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2)
   I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.
   Signature
   ------------------------------------------------------                Date
   ------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

----------------------------------------------------
FOR THIS TYPE OF ACCOUNT:        GIVE THE SOCIAL
                                 SECURITY NUMBER OF
                                 --

----------------------------------------------------

----------------------------------------------------
FOR THIS TYPE OF ACCOUNT:        GIVE THE SOCIAL
                                 SECURITY NUMBER OF
                                 --
----------------------------------------------------

       1.  Individual                The individual

       2.  Two or more individuals   The actual owner of the
           (joint account)           account or, if combined
                                     funds, any one of the
                                     individuals (1)

       3.  Custodian account of a    The minor (2)
           minor (Uniform Gift to
           Minors Act)

       4.  a. The usual revocable    The grantor-trustee (1)
              savings trust account
              (grantor is also
              trustee)

           b. So-called trust        The grantor-trustee (1)
           account that is not a
              legal or valid trust
              under State law

       5.  Sole proprietorship       The owner (3)

       6.  Sole proprietorship       The owner (3)

       7.  A valid trust, estate,    The legal entity (Do not
           or pension trust          furnish the identifying
                                     number of the personal
                                     representative or
                                     trustee unless the legal
                                     entity itself is not
                                     designated in the
                                     account title.) (4)

       8.  Corporate                 The corporation

       9.  Association, club,        The organization
           religious, charitable,
           educational or other
           tax-exempt organization

      10.  Partnership               The partnership

      11.  A broker or registered    The broker or nominee
           nominee

--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

              GUIDELINES FOR CERTIFICATION OF TAXPAYER INFORMATION
                         NUMBER OF SUBSTITUTE FORM W-9

OBTAINING A NUMBER

    If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

    The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

    (1) A corporation.

    (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7).

    (3) The United States or any of its agencies or instrumentalities.

    (4) A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

    (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

    (6) An international organization or any of its agencies or instrumentalities.

    (7) A foreign central bank of issue.

    (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.

    (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

   (10) A real estate investment trust.

   (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

   (12) A common trust fund operated by a bank under section 584(a).

   (13) A financial institution.

   (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

   (15) A trust exempt from tax under section 664 or described in section 4947. Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    Payments of interest generally not subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals.

      NOTE: THE PAYEE MAY BE SUBJECT TO BACKUP WITHHOLDING IF THIS INTEREST IS $600 OR MORE AND IS PAID IN THE COURSE OF YOUR TRADE OR BUSINESS AND THE PAYEE HAS NOT PROVIDED HIS OR HER CORRECT TIN TO YOU.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to non-resident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organization.

    - Mortgage interest paid to you.

    Payments that are not subject to information reporting are also not subject to backup withholding. For details, sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

    If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part 1, check the box in Part 4, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

    Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers of identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.